UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2021

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 Fulton Drive NW

Canton, OH 44718

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 1.421333 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2021, Hall of Fame Resort & Entertainment Company (the “Company”), entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Wedbush Securities Inc. and Maxim Group LLC, as agents (the “Agents”), pursuant to which the Company may offer and sell, from time to time through the Agents, shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), having an aggregate offering price of up to $50,000,000 (the “Shares”). Pursuant to the Equity Distribution Agreement, the Agents may sell the Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act, including sales made by means of ordinary brokers’ transactions, including on The Nasdaq Capital Market, at market prices or as otherwise agreed with the Agents. The Agents will use commercially reasonable efforts consistent with their normal trading and sales practices to sell the Shares from time to time, based upon instructions from the Company, including any price or size limits or other customary parameters or conditions the Company may impose.

The offer and sale of the Shares will be made pursuant to a shelf registration statement on Form S-3 and the related prospectus (File No. 333-259242) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 1, 2021 and declared effective by the SEC on September 14, 2021, under the Securities Act of 1933, as amended (the “Securities Act”), and a prospectus supplement dated September 30, 2021 filed with the SEC related thereto (the “Prospectus Supplement”).

Under the terms of the Equity Distribution Agreement, in no event will the Company issue or sell through the Agents such number or dollar amount of shares of Common Stock that would (i) exceed the number or dollar amount of shares of Common Stock registered and available on the Registration Statement, (ii) exceed the number of authorized but unissued shares of Common Stock, (iii) exceed the number or dollar amount of shares of Common Stock permitted to be sold under Form S-3 (including General Instruction I.B.6 thereof, if applicable), or (iv) exceed the number or dollar amount of Common Stock for which the Company has filed a prospectus supplement to the Registration Statement.

The Company is not obligated to make any sales of the Shares under the Equity Distribution Agreement. The offering pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the issuance and sale of all shares of the Company’s common stock subject to the Equity Distribution Agreement, or (ii) the termination of the Equity Distribution Agreement as provided therein.

The Company will pay the Agents a commission rate equal to up to 2% of the aggregate gross proceeds from each sale of Shares and has agreed to provide the Agents with customary indemnification and contribution rights. The Company will also reimburse the Agents for certain specified expenses in connection with entering into the Equity Distribution Agreement. The Equity Distribution Agreement contains customary representations and warranties and conditions to the sale of the Shares pursuant thereto.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The opinion of Hunton Andrews Kurth LLP, the Company’s counsel, regarding the validity of the Shares that will be issued pursuant to the Equity Distribution Agreement, is also filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Common Stock discussed herein, nor shall there be any offer, solicitation, or sale of common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 8.01 Other Events.

The Company is supplementing the risk factors contained in its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Commission on March 10, 2021, as amended by Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2020, filed with the Commission on May 12, 2021, as supplemented by the risk factors contained in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, filed with the Commission on August 12, 2021, with the risk factor filed herewith as Exhibit 99.1, which is incorporated herein by reference. Such risk factor is included in the Prospectus Supplement.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but not are not limited to, statements regarding the ability to sell shares and raise additional funds pursuant to the Equity Distribution Agreement. Such statements involve risks and uncertainties that could cause the Company’s actual results and financial position to differ materially. These risks and uncertainties include uncertainties associated with market conditions and the satisfaction of pre-sale conditions under the Equity Distribution Agreement, and other risks described under the heading “Risk Factors” in the Company’s SEC Filings on Form 10-K and Form 10-Q. The Company assumes no responsibility to update or revise any forward-looking statements to reflect events, trends or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
1.1	Equity Distribution Agreement, dated September 30, 2021, by and among Hall of Fame Resort & Entertainment Company, Wedbush Securities Inc. and Maxim Group LLC
5.1	Opinion of Hunton Andrews Kurth LLP
23.1	Consent of Hunton Andrews Kurth LLP (Included in Exhibit 5.1)
99.1	Risk Factor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
		Name:	Michael Crawford
		Title:	President and Chief Executive Officer

Dated: September 30, 2021

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